Exhibit 99.1
Riverbed Technology Reports Record Third Quarter 2012 Revenue and Profits
Revenue grows 10% sequentially and 15% over prior year
Cash and investments exceed $670 million

Riverbed Technology, Inc. (NASDAQ: RVBD), the performance company, today reported financial results for its third quarter ended September 30, 2012 (Q3'12).
GAAP revenue for Q3'12 was $219 million, an increase of 10% compared to $198 million in the second quarter 2012 (Q2'12) and an increase of 15% compared to $190 million in the third quarter 2011 (Q3'11). GAAP net income for Q3'12 was $25 million, or $0.15 per diluted share, compared to $18 million, or $0.11 per diluted share, in Q2'12 and $19 million, or $0.12 per diluted share, in Q3'11.
Non-GAAP revenue for Q3'12 was $219 million, an increase of 10% compared to $199 million in Q2'12 and an increase of 15% compared to $191 million in Q3'11. Non-GAAP net income for Q3'12 was $46 million, or $0.28 per diluted share, compared to $37 million, or $0.23 per diluted share, in Q2'12 and $40 million, or $0.24 per diluted share in Q3'11.
“The results we are announcing today reflect Riverbed's position as a leader in the evolution to the software defined data center,” said Jerry M. Kennelly, President and CEO. “Sales of new products continued to ramp in the third quarter, and we saw strong enterprise growth as customers embrace Riverbed as a strategic vendor whose products deliver the best performance and highest availability.”
“Healthy revenue growth and good cost control generated record profits,” added Randy S. Gottfried, Chief Financial Officer. “Cash and investments grew by more than $100 million and totaled more than $670 million at September 30, 2012.”

Financial Highlights

•	Total revenue increased 10% sequentially and 15% year-over-year to record $219 million

•	Product revenue increased 12% sequentially and 9% year-over-year to record $145 million

•	Record Non-GAAP gross margin of 79.6%, compared to 77.8% in Q2'12

•	Non-GAAP operating profit increased 26% sequentially and 10% year-over-year to record $63 million

•	Non-GAAP net income increased 23% sequentially and 15% year-over-year to record $46 million

•	Total cash and investments of $670 million at September 30, 2012, compared to $550 million at June 30, 2012, and $559 million at September 30, 2011

 Business Highlights

•
Upgraded Riverbed® Optimization System (RiOS®), the software that powers the Steelhead® appliance, with the addition of inbound quality of service (QoS). Inbound QoS provides the control needed over all incoming traffic to guarantee stable bandwidth with predictable levels of performance.

•	Enhanced strategic relationship with VMware across all Riverbed product solutions:

◦
Riverbed Cloud Steelhead will be further integrated with VMware vCloud Director to simplify deployment, configuration, and management of wide area network optimization-as-a-service for the Virtual Data Center

◦	Previewed a solution leveraging Riverbed Granite™ edge virtual server infrastructure (edge-VSI) to deliver higher performance for distributed VMware View environments

◦	Riverbed Cascade® will support VMware VXLAN providing IT organizations with an application-aware network performance management solution for software defined networking

◦
Integrated Riverbed Stingray™ Traffic Manager with VMware vFabric Application Director to allow customers to create application blueprints that can be used to provision and scale multi-tier applications, faster and smarter in a hybrid cloud environment

•	Steelhead Cloud Accelerator received the Best of TechEd Award in the Cloud Computing category

•	Launched Cascade 9.6 reinforcing commitment to the Federal market

◦	Met the testing requirements of the Joint Interoperability Test Command (JITC), a military organization under the Defense Information Systems Agency (DISA)

◦	Achieved Federal Information Processing Standard (FIPS) and the Security Technical Implementation Guide (STIG) validations

◦	Reached EAL3+ Evaluation Status under the Common Criteria for Information Technology Security Evaluation and Certification Scheme (CCS)

•
Introduced new Whitewater® 3010 cloud storage gateway model appliance that offers four times the local storage capacity of previous models to handle larger backup data workloads for large scale enterprise requirements

•
Named one of the Top Workplaces for 2012, according to a survey published by the Bay Area Newspaper Group, which includes the Contra Costa Times, InsideBayArea.com, the Oakland Tribune and the San Jose Mercury News

Conference Call
Riverbed will host a conference call today, October 18, 2012, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) to discuss its third quarter 2012 results. The call will be broadcast live over the Internet at http://www.riverbed.com/investors and a replay of the webcast will be available for 12 months.

Use of Non-GAAP Financial Information
To supplement our financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including non-GAAP revenue, non-GAAP gross margin, non-GAAP operating profit, non-GAAP net income and non-GAAP net income per diluted share, which we believe are helpful in understanding our past financial performance and future results. For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, "GAAP to Non-GAAP Reconciliations." Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods. Our non-GAAP financial measures include adjustments based on the following items, as well as the related income tax effects, adjustments related to our tax valuation allowance and the interim tax cost of the one-time transfer of intellectual property rights between Riverbed legal entities:
Support deferred revenue: Business combination accounting rules require us to account for the fair value of support contracts assumed in connection with our acquisitions. The book value of the acquisition deferred support revenue was reduced by $4 million in the adjustment to fair value. Because these are typically one-year contracts, our GAAP revenues for an one year period subsequent to the acquisition of a business do not reflect the full amount of service revenues on assumed support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment is intended to reflect the full amount of such revenues. We believe this adjustment is useful to investors as a measure of the ongoing performance of our business because we have historically experienced high renewal rates on support contracts, although we cannot be certain that customers will renew these contracts.
Stock-based compensation expenses: We have excluded the effect of stock-based compensation and related payroll tax expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.
Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP net income. Amortization of intangible assets is a non-cash expense, and it is not part of our core operations. Investors should note that the use of intangible assets contributed to revenues earned during the periods presented and will contribute to future period revenues as well.
Acquisition related and other expenses: We incur significant expenses in connection with our acquisitions and also incurred certain other operating expenses, which we would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of transaction costs, costs for transitional employees, other acquired employee related retention costs, integration related professional services, adjustments to the fair value of the acquisition related contingent consideration, the write-down of certain acquired in-progress research and development intangibles, and foreign exchange losses on the acquisition related contingent consideration. We believe it is useful for investors to understand the effects of these items on our total operating expenses

Forward-Looking Statements
This press release contains forward-looking statements, including statements relating to our strategic and competitive position and the growth of our addressable markets. These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs or develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our distribution partners; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; difficulties encountered in integrating new or acquired businesses and technologies; the inability to identify and realize the anticipated benefits of acquisitions; the expense and impact of legal proceedings; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Riverbed's business are set forth in our Form 10-K filed with the SEC for the period ended December 31, 2011, and our subsequent quarterly reports on Form 10-Q filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we disclaim any obligation to update these forward-looking statements. Any future product, feature or related specification that may be referenced in this release are for information purposes only and are not commitments to deliver any technology or enhancement. Riverbed reserves the right to modify future product plans at any time.

About Riverbed Technology
Riverbed delivers performance for the globally connected enterprise. With Riverbed, enterprises can successfully and intelligently implement strategic initiatives such as virtualization, consolidation, cloud computing, and disaster recovery without fear of compromising performance. By giving enterprises the platform they need to understand, optimize and consolidate their IT, Riverbed helps enterprises to build a fast, fluid and dynamic IT architecture that aligns with the business needs of the organization. Additional information about Riverbed (NASDAQ: RVBD) is available at www.riverbed.com
Riverbed and any Riverbed product or service name or logo used herein are trademarks of Riverbed Technology, Inc. All other trademarks used herein belong to their respective owners.

INVESTOR RELATIONS CONTACT
Renee Lyall
Riverbed Technology
415-247-6353
renee.lyall@riverbed.com

###

Riverbed Technology
GAAP Condensed Consolidated Statements of Operations
In thousands, except per share amounts
Unaudited

	Three months ended September 30,		Nine months ended September 30,
	2012	2011	2012	2011
Revenue:
Product	$144,605	$132,061	$391,008	$361,073
Support and services	73,992	57,722	208,470	162,568
Total revenue	218,597	189,783	599,478	523,641
Cost of revenue:
Cost of product	30,985	26,968	89,412	74,386
Cost of support and services	19,072	17,998	57,112	49,633
Total cost of revenue	50,057	44,966	146,524	124,019
Gross profit	168,540	144,817	452,954	399,622
Operating expenses:
Sales and marketing	81,934	70,208	233,115	195,029
Research and development	36,139	30,999	106,052	89,250
General and administrative	13,884	15,353	44,010	43,949
Acquisition-related costs (credits)	(2,865)	2,732	(12,505)	4,124
Total operating expenses	129,092	119,292	370,672	332,352
Operating profit	39,448	25,525	82,282	67,270
Other income (expense), net	5	(151)	(1,241)	688
Income before provision for income taxes	39,453	25,374	81,041	67,958
Provision for income taxes	14,723	6,049	31,228	24,305
Net income	$24,730	$19,325	$49,813	$43,653
Net income per share, basic	$0.16	$0.12	$0.32	$0.28
Net income per share, diluted	$0.15	$0.12	$0.30	$0.26
Shares used in computing basic net income per share	153,823	155,367	156,313	153,981
Shares used in computing diluted net income per share	161,877	167,031	164,880	166,920

Riverbed Technology
Condensed Consolidated Balance Sheets
In thousands

	September 30, 2012	December 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$279,281	$215,476
Short-term investments	253,770	254,753
Trade receivables, net	86,413	78,016
Inventory	18,840	11,437
Deferred tax assets	16,856	16,783
Prepaid expenses and other current assets	36,385	35,078
Total current assets	691,545	611,543
Long-term investments	137,053	123,134
Fixed assets, net	35,842	29,277
Goodwill	117,626	117,474
Intangible assets, net	57,895	68,274
Deferred tax assets, non-current	52,159	56,708
Other assets	23,263	24,789
Total assets	$1,115,383	$1,031,199
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$38,816	$35,341
Accrued compensation and related benefits	37,853	61,256
Other accrued liabilities	27,704	42,959
Deferred revenue	152,956	121,131
Total current liabilities	257,329	260,687
Deferred revenue, non-current	87,641	36,248
Other long-term liabilities	25,026	23,200
Total long-term liabilities	112,667	59,448
Stockholders' equity:
Common stock	613,889	631,921
Retained earnings	132,929	83,116
Accumulated other comprehensive loss	(1,431)	(3,973)
Total stockholders' equity	745,387	711,064
Total liabilities and stockholders' equity	$1,115,383	$1,031,199

Riverbed Technology
Condensed Consolidated Statements of Cash Flows
In thousands
Unaudited

	Nine months ended September 30,
	2012	2011
Operating activities:
Net income	$49,813	$43,653
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	27,743	16,477
Stock-based compensation	66,170	68,000
Deferred taxes	4,655	(6,463)
Excess tax benefit from employee stock plans	(14,532)	(34,482)
Changes in operating assets and liabilities:
Trade receivables	(8,397)	(15,892)
Inventory	(7,293)	(219)
Prepaid expenses and other assets	3,637	(14,405)
Accounts payable	3,563	7,982
Accruals and other liabilities	(23,579)	6,354
Acquisition-related contingent consideration	(15,882)	1,552
Income taxes payable	16,895	42,546
Deferred revenue	82,518	32,184
Net cash provided by operating activities	185,311	147,287
Investing activities:
Capital expenditures	(17,121)	(12,017)
Purchase of available for sale securities	(403,482)	(504,074)
Proceeds from maturities of available for sale securities	274,428	294,511
Proceeds from sales of available for sale securities	112,760	135,926
Acquisitions, net of cash acquired	(6,458)	(120,179)
Net cash used in investing activities	(39,873)	(205,833)
Financing activities:
Proceeds from issuance of common stock under employee stock plans, net of repurchases	32,751	41,996
Taxes paid related to net shares settlement of equity awards	(4,278)	(10,088)
Payments for repurchases of common stock	(127,144)	(20,017)
Excess tax benefit from employee stock plans	14,532	34,482
Net cash (used in) provided by financing activities	(84,139)	46,373
Effect of exchange rate changes on cash and cash equivalents	2,506	303
Net increase (decrease) in cash and cash equivalents	63,805	(11,870)
Cash and cash equivalents at beginning of period	215,476	165,726
Cash and cash equivalents at end of period	$279,281	$153,856

Riverbed Technology
Supplemental Financial Information
In thousands
Unaudited

	Three months ended			Nine months ended
	September 30, 2012	June 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Revenue by Geography
Americas	$133,656	$117,536	$113,239	$354,848	$320,578
Europe, Middle East and Africa	56,992	51,672	49,847	159,202	128,924
Asia Pacific	27,949	29,260	26,697	85,428	74,139
Total revenue	$218,597	$198,468	$189,783	$599,478	$523,641
As a percentage of total revenues:
Americas	61%	59%	60%	59%	61%
Europe, Middle East and Africa	26%	26%	26%	27%	25%
Asia Pacific	13%	15%	14%	14%	14%
Total revenue	100%	100%	100%	100%	100%
Revenue by Sales Channel
Direct	$10,626	$9,609	$7,068	$31,050	$25,028
Indirect	207,971	188,859	182,715	568,428	498,613
Total revenue	$218,597	$198,468	$189,783	$599,478	$523,641
As a percentage of total revenues:
Direct	5%	5%	4%	5%	5%
Indirect	95%	95%	96%	95%	95%
Total revenue	100%	100%	100%	100%	100%

Riverbed Technology
GAAP to Non-GAAP Reconciliation
In thousands, except per share amounts
Unaudited

	Three months ended			Nine months ended
GAAP to Non-GAAP Reconciliations:	September 30, 2012	June 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Reconciliation of Total revenue:
U.S. GAAP as reported	$218,597	$198,468	$189,783	$599,478	$523,641
Adjustments:
Deferred revenue adjustment (6)	199	498	813	1,526	813
As adjusted	$218,796	$198,966	$190,596	$601,004	$524,454
Reconciliation of Gross margin:
U.S. GAAP as reported	77.1%	74.9%	76.3%	75.6%	76.3%
Adjustments:
Stock-based compensation (1)	0.8%	1.0%	1.0%	0.9%	1.0%
Payroll tax on stock-based compensation (2)	0.0%	0.0%	0.0%	0.0%	0.1%
Amortization on intangibles (3)	1.7%	1.8%	1.5%	1.8%	1.2%
Inventory fair value adjustment (4)	0.0%	0.0%	0.1%	0.0%	0.1%
Deferred revenue adjustment (6)	0.0%	0.1%	0.1%	0.1%	0.0%
As adjusted	79.6%	77.8%	79.0%	78.4%	78.7%
Reconciliation of Operating profit:
U.S. GAAP as reported	$39,448	$30,208	$25,525	$82,282	$67,270
Adjustments:
Stock-based compensation (1)	20,252	22,943	22,504	66,170	68,000
Payroll tax on stock-based compensation (2)	230	737	234	1,654	3,900
Amortization on intangibles (3)	5,474	5,417	3,968	16,335	8,262
Acquisition-related costs (credits) (5)	(2,371)	(9,593)	4,200	(10,015)	6,972
Inventory fair value adjustment (4)	—	—	120	—	359
Deferred revenue adjustment (6)	199	498	813	1,526	813
As adjusted	$63,232	$50,210	$57,364	$157,952	$155,576
Reconciliation of Net income:
U.S. GAAP as reported	$24,730	$18,134	$19,325	$49,813	$43,653
Adjustments:
Stock-based compensation (1)	20,252	22,943	22,504	66,170	68,000
Payroll tax on stock-based compensation (2)	230	737	234	1,654	3,900
Amortization on intangibles (3)	5,474	5,417	3,968	16,335	8,262
Acquisition-related costs (credits) (5)	(2,371)	(9,593)	4,200	(10,015)	6,972
Inventory fair value adjustment (4)	—	—	120	—	359
Deferred revenue adjustment (6)	199	498	813	1,526	813
Other income (expense), net (8)	525	(51)	481	2,612	481
Income tax adjustments (7)	(2,958)	(740)	(11,565)	(11,218)	(23,588)
As adjusted	$46,081	$37,345	$40,080	$116,877	$108,852

Riverbed Technology GAAP to Non-GAAP Reconciliation (continued) In thousands, except per share amounts Unaudited
	Three months ended			Nine months ended
GAAP to Non-GAAP Reconciliations:	September 30, 2012	June 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Reconciliation of Net income per share, diluted:
U.S. GAAP as reported	$0.15	$0.11	$0.12	$0.30	$0.26
Adjustments:
Stock-based compensation (1)	0.13	0.15	0.14	0.40	0.42
Payroll tax on stock-based compensation (2)	—	—	—	0.01	0.02
Amortization on intangibles (3)	0.03	0.03	0.02	0.10	0.05
Acquisition-related costs (credits) (5)	(0.01)	(0.06)	0.03	(0.06)	0.04
Deferred revenue adjustment (6)	—	—	—	0.01	—
Other income (expense), net (8)	—	—	—	0.02	—
Income tax adjustments (7)	(0.02)	—	(0.07)	(0.07)	(0.14)
As adjusted	$0.28	$0.23	$0.24	$0.71	$0.65
Non-GAAP Net income per share, basic	$0.30	$0.24	$0.26	$0.75	$0.71
Non-GAAP Net income per share, diluted	$0.28	$0.23	$0.24	$0.71	$0.65
Shares used in computing basic net income per share	153,823	157,261	155,367	156,313	153,981
Shares used in computing diluted net income per share	161,877	165,253	167,031	164,880	166,920
Non-GAAP adjustments:
Support and services revenue	$199	$498	$813	$1,526	$813
Cost of product	3,858	3,857	3,250	11,582	7,210
Cost of support and services	1,660	1,843	1,604	5,146	5,208
Sales and marketing	10,547	10,705	10,593	33,259	31,415
Research and development	7,079	8,107	7,699	23,277	23,769
General and administrative	3,306	5,188	5,148	13,385	15,767
Acquisition-related costs (credits)	(2,865)	(10,196)	2,732	(12,505)	4,124
Other income (expense), net	525	(51)	481	2,612	481
Provision for income taxes	(2,958)	(740)	(11,565)	(11,218)	(23,588)
Total Non-GAAP adjustments	$21,351	$19,211	$20,755	$67,064	$65,199
_______________________
(1) Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, Compensation - Stock Compensation effective January 1, 2006.
(2) Payroll tax on stock-based compensation represents the incremental cost for employer payroll taxes on stock option exercises and restricted stock units vested and released.
(3) The intangible assets recorded at fair value as a result of our acquisition are amortized over the estimated useful life of the respective asset.
(4) The inventory fair value adjustment recorded pursuant to our acquisition is excluded from our non-GAAP operating expenses as this cost would not have otherwise occurred in the period presented.
(5) We incurred expenses in connection with our acquisitions, which would not have otherwise occurred in the period presented as part of our operating expenses; therefore, these costs are excluded from our non-GAAP operating expenses.
(6) Business combination accounting rules require us to account for the fair value of deferred revenue assumed in connection with an acquisition. The non-GAAP adjustment is intended to reflect the full amount of support and service revenue that would have otherwise been recorded by the acquired entity.
(7) The non-GAAP tax rate excludes the income tax effects of non-GAAP adjustments. Additionally, the non-GAAP tax rate includes adjustments to our tax valuation allowance on deferred tax assets and excludes the interim tax cost of the one-time transfer of intellectual property rights between our legal entities.
(8) We incurred expenses, including revaluation of the contingent consideration, in connection with our acquisitions, which would not have otherwise occurred in the period presented as part of our other income (expense); therefore, these costs are excluded from our non-GAAP operating expenses.